UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

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[   ] Definitive Additional Materials
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ENERTOPIA CORPORATION
Name of the Registrant as Specified In Its Charter

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ii

Table of Contents

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1

PROXY STATEMENT	1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS	1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 14, 2011	1

FORWARD-LOOKING STATEMENTS	6

PROPOSAL 1 ELECTION OF DIRECTORS	8

PROPOSAL 2 RATIFICATION OF THE CONTINUED APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18

PROPOSAL 3 APPROVAL OF CONSOLIDATION OF 2008 STOCK OPTION PLAN AND 2010 EQUITY COMPENSATION PLAN INTO ONE PLAN AND APPROVAL OF THE 2011 STOCK OPTION PLAN	20

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	22

“HOUSEHOLDING” OF PROXY MATERIALS	22

STOCKHOLDER PROPOSALS	22

WHERE YOU CAN FIND MORE INFORMATION	22

OTHER MATTERS	23

ENERTOPIA CORPORATION.
950-1130 West Pender Street
Vancouver, BC, Canada V6E 4A4

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 14, 2011

Dear Stockholder:

Our annual meeting of stockholders will be held at Suite 400, 570 Granville Street, Vancouver, BC, Canada, V6C 3P1, at 10:00 a.m., local time, on Thursday April 14, 2011 for the following purposes:

1.	to elect Robert McAllister, Dr. Gerald Carlson and Chris Bunka as directors to serve our company for the ensuing year and until their successors are elected;

2.	to ratify Chang Lee LLP our independent registered public accounting firm for the fiscal year ending August 31, 2011 and to allow directors to set the remuneration;

3.

to approve, ratify and confirm the consolidation of the 2008 Stock Option Plan and the 2010 Equity Compensation Plan into one plan and approve the terms of this new plan, the 2011 Stock Option Plan; and

4.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on March 7, 2011 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

Whether or not you plan on attending the annual meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

Per:	“Christopher Bunka”
Christopher Bunka
Chairman of the Board

Date:	March 7, 2011

ENERTOPIA CORPORATION.
950-1130 West Pender Street
Vancouver, BC, Canada V6E 4A4
Telephone: (604) 602-1633

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 14, 2011

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving these materials?

The board of directors of Enertopia Corporation. (“we”, “us” or “our”) is soliciting proxies for use at the annual meeting of stockholders to be held at Suite 400 570 Granville Street, Vancouver, BC, Canada, at 10:00 a.m., local time, on Thursday, April 14, 2011 or at any adjournment of the annual meeting. These materials were first sent or given to our stockholders on or about March 21, 2011.

What is included in these materials?

These materials include:

  the notice of the annual meeting of stockholders;
  this proxy statement for the annual meeting of stockholders;
  the proxy card; and
  our annual report on Form 10-K for the year ended August 31, 2010, as filed with the Securities and Exchange Commission on November 29, 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 14, 2011

The above materials are also available at www.enertopia.com.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the annual meeting?

Our stockholders will vote on:

1.	to elect Robert McAllister, Dr. Gerald Carlson and Chris Bunka as directors to serve our company for the ensuing year and until their successors are elected;

2.	to ratify Chang Lee LLP our independent registered public accounting firm for the fiscal year ending August 31, 2011 and to allow directors to set the remuneration;

3.

to approve, ratify and confirm the consolidation of the 2008 Stock Option Plan and the 2010 Equity Compensation Plan into one plan and approve the terms of this new plan referred to as the 2011 Stock Option Plan; and

4.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the annual meeting, but you do not need to attend the annual meeting in person to vote your shares. Even if you do not plan to attend the annual meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on March 7, 2011 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment. If you were a stockholder of record on the record date, you are entitled to vote at the annual meeting.

As of the record date, 23,601,740 shares of our common stock were issued and outstanding and no other voting securities were issued and outstanding. Therefore, a total of 23,601,740 votes are entitled to be cast at the annual meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

How can you Vote?

Shares of common stock cannot be voted at our annual meeting unless the holder of record is present in person or is represented by proxy. A shareholder has the right to attend our annual meeting at the time and place set forth in the Notice of Annual Meeting and to vote their securities directly at the meeting. In the alternative, a shareholder may appoint a person to represent such shareholder at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Nevada Agency and Transfer Company 50 West Liberty Street Suite 880 Reno NV 89501. All shareholders are urged to complete, sign, date and promptly return the proxy by mail, or by fax, after reviewing the information contained in this proxy statement. A postage prepaid envelope will be provided for U.S. residents only. International residents, including Canadian residents, will be responsible for postage charges. Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 48 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The shares of common stock represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our Board of Directors, the approval, ratification and confirmation of the consolidation of the 2008 Stock Option Plan and the 2010 Equity Compensation Plan into one plan and approve the terms of this new plan referred to as the 2011 Stock Option Plan, and for the appointment of Chang Lee LLP as the Company’s auditors for the 2011 fiscal year and to allow directors to set the remuneration, as set forth in this proxy statement. If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgement, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR CORPORATION, AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of our Corporation as the registered holders of shares of common stock can be recognized and acted upon at our annual meeting. If shares of common stock are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares of common stock will not be registered in the shareholder's name on the records of our Corporation. Such shares of common stock will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms). Beneficial shareholders should ensure that instructions respecting the voting of their shares of common stock are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders' meetings, unless the beneficial shareholders have waived the right to receive meeting materials . Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their shares of common stock are voted at our annual meeting. The Form of Proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered shareholders by our Corporation. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada). Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial shareholders and the beneficial shareholders return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial shareholder receiving a Broadridge proxy cannot use that proxy to vote shares of common stock directly at our annual meeting - the proxy must be returned to Broadridge well in advance of our annual meeting in order to have the shares of common stock voted.

Although a beneficial shareholder may not be recognized directly at our annual meeting for the purposes of voting shares of common stock registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at our annual meeting as proxyholder for the registered shareholder and vote the shares of common stock in that capacity. Beneficial shareholders who wish to attend at our annual meeting and indirectly vote their shares of common stock as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at our annual meeting and vote his or her shares of common stock.

There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

Quorum

A quorum of shareholders is necessary to take action at our annual meeting. A minimum of one person present in person or represented by proxy and holding 10% of the issued and outstanding shares of common stock entitled to vote at the annual meeting as at March 7, 2011 will constitute a quorum for the transaction of business at our annual meeting. However, if a quorum is not present, then the holders of a majority of the shares of common stock of the Company who are present at the annual meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding shares of common stock for a beneficial owner of those shares of common stock has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of shares of common stock present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES OF COMMON STOCK .

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the annual meeting or by proxy.

  To vote in person, come to the annual meeting, and we will give you a ballot when you arrive.

  If you do not wish to vote in person or if you will not be attend the annual meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

If you hold your shares in “street name” and:

  you wish to vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the annual meeting. Please follow the instructions from your broker, bank or other nominee, or contact your broker, bank or other nominee to request a proxy card.

  you do not wish to vote in person or you will not be attend the annual meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

The vote of a majority in interest of our stockholders present in person or represented by proxy and entitled to vote at the annual meeting will be sufficient to elect directors or to approve a proposal.

For the election of directors, the nominees who receive more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as directors. There is no cumulative voting in the election of directors.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for director. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on the election of directors.

For the election of directors, the nominees who receive more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as directors. There is no cumulative voting in the election of directors.

For the following item to be ratified and/or approved:

  the continued appointment of Chang Lee LLP our independent registered public accounting firm for the fiscal year ending August 31, 2011 and to allow directors to set the remuneration;

  the election of Robert McAllister, Dr. Gerald Carlson and Chris Bunka as directors ;

  to approve, ratify and confirm the consolidation of the 2008 Stock Option Plan and the 2010 Equity Compensation Plan into one plan and approve the terms of this new plan referred to as the 2011 Stock Option Plan; and

you may vote “For”, “Against”, or “Abstain” for the proposals. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on these proposals.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares “For”:

  the election of directors;

  the continued appointment of Chang Lee LLP our independent registered public accounting firm for the fiscal year ending August 31, 2011 and to allow directors to set the remuneration; and

  approval, ratification and confirmation of the consolidation of the 2008 Stock Option Plan and the 2010 Equity Compensation Plan into one plan and approve the terms of this new plan referred to as the 2011 Stock Option Plan.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the annual meeting and voting in person. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering to the Company a written notice of revocation prior to the annual meeting at Enertopia Corporation., at the address on the Notice of Meeting, Attention: President.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the annual meeting?

You may call us at 604 602-1633 if you want to obtain directions to be able to attend the annual meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the annual meeting. If you hold your shares in street name, you will also need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services. We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable charges and expenses.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Voting Securities and Principal Holders Thereof

We are authorized to issue 200,000,000 shares of common stock with a par value of $0.001. As of March 7, 2011, the record date a total of 23,601,740 shares of common stock were issued and outstanding. Each share of common stock carries the right to one vote at the meeting.

Only registered shareholders as of the record date are entitled to receive notice of, and to attend and vote at, the meeting or any adjournment or postponement of the meeting.

To the best of our knowledge, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, shares of common stock carrying more than 10% of the voting rights attached to the outstanding Common Shares of the Company other than set forth in the section “Security Ownership of Certain Beneficial Owners and Management” below.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of March 7, 2011, certain information known to us with respect to the beneficial ownership of our common stock by (i) each of our directors and nominees, (ii) each of our named executive officers (as defined in the “Executive Compensation” section) and current executive officers, and (iii) all of our directors and current executive officers as a group. Except as set forth in the table below, there is no person known to us who beneficially owns more than 5% of our common stock.

	Name and Address of	Amount and nature of beneficial
Title of Class	beneficial owner	ownership			Percent of class(1)(2)
common stock	Gladys Jenks	1,268,750		Direct	5.37%
	1180 Berry Pt. Road
	Gabriola Is ,BC V0R 1X1
	Total Beneficial Owners	1,268,750			5.37%

common stock	Robert McAllister	3,155,000	[3]	Direct	13.37%
	Suite 203 688 Lequime Rd
	Kelowna, BC V1W 1A3
common stock	Chris Bunka	1,470,000	[4]	Direct	16.53%
	5774 Deadpine Drive	2,431,666	[5]	Indirect
	Kelowna, BC V1P 1A3
common stock	Gerald Carlson	642,740	[6]	Direct	2.72%
	1740 Orchard Way
	West Vancouver, BC
	V7V4E8

common stock	Bal Bhullar	502,000	[7]	Direct	2.13%
	604 - 700 West Pender St.
	Vancouver, BC V6C 1G8
common stock	Mark Snyder	700,000	[8]	Direct	2.97%
	#200 12900 Brookprinter
	Place, Poway, CA 92064
	Total Directors and	8,901,406		Direct &	37.72%
	Officers			Indirect

1 Percentage of ownership is based on 23,601,740 shares of common stock issued and outstanding as of March 7, 2011. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares.
2 Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.

Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on March 7, 2011.
3 Mr. McAllister’s shareholdings include 2,450,000 shares of common stock and 705,000 stock options exercisable within 60 days of March 7, 2011;
4 Mr. Bunka’s shareholdings include 765,000 shares of common stock and 705,000 stock options exercisable within 60 days of March 7, 2011;
5 Mr. Bunka’s shareholdings include 1,898,333 shares held in the name of C.A.B. Financial Services and 333,333 warrants held in the name of C.A.B. Financial Services and 200,000 shares held in 0743608 BC Ltd., for which Chris Bunka is the sole beneficiary of both companies;
6 Dr. Carlson’s shareholdings include 342,740 shares of common stock and 300,000 stock options exercisable within 60 days of March 7, 2011.
7 Ms Bhullar’s shareholdings include 1,000 shares of common stock and 1,000 warrants and 500,000 stock options exercisable within 60 days of March 7, 2011.
8 Mr. Snyder’s shareholdings include 500,000 shares of common stock and 200,000 stock options exercisable within 60 days of March 7, 2011.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1
Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the annual meeting. These nominees are all of our current directors. Unless otherwise directed, the proxy holders will vote the proxies received by them for the three nominees named below.

Each director who is elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified. Any director may resign his or her office at any time and may be removed at any time by the majority of vote of the stockholders given at a special meeting of our stockholders called for that purpose.

Our company’s management proposes to nominate the persons named in the table below for election by the shareholders as directors of the company. Information concerning such persons, as furnished by the individual nominees, is as follows:

Our board of directors recommends that you vote FOR the nominees.

Nominees

As at March 7, 2011, our directors and executive officers, their age, positions held, and duration of term, are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Robert McAllister(1)	President and Director	50	November 2007
Gerald Carlson (1)	Director	62	March 2005
Chris Bunka (1)	Chief Executive Officer and Director (Chairman)	49	November 2004

(1)	Member of our audit committee.

Business Experience

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Robert McAllister

Mr. Robert McAllister has served as our President since December 2007 and as one of our directors since April 2008. Mr. McAllister has devoted approximately 45% of his professional time to our business and intends to continue to devote this amount of time in the future, or more if required by corporate events.

Robert McAllister is a resource investment entrepreneur with over 20 years experience in resource sector evaluations and commodity cycle analysis. He brings extensive knowledge and expertise in building a successful company. From July 2008 to present Mr. McAllister has been President of Cheetah Oil & Gas Ltd a publicly listed company located in British Columbia.

Dr. Gerald Carlson

Dr. Gerald Carlson served as our President from March 2005 to November 2007 and as one of our directors since March 2005.

From March 1999 to present, Dr. Carlson has been the President and Co-Founder of Copper Ridge Explorations Inc. (“Copper Ridge”), a publicly listed company located in Vancouver, British Columbia and a junior explorer with exploration projects in Alaska, Yukon, British Columbia and Mexico. Copper Ridge is currently focusing on base and precious metal targets.

Dr. Carlson is also on the board of several other mineral exploration companies, including Almaden Minerals Ltd., Blue Sky Uranium Corp., Panthera Resources Inc., Taipan Resources Inc. and Tarsis Resources Ltd. From February 2000 to October 2004, Dr. Carlson was the President of Nevada Star Resource Corp., a publicly listed company located in Vancouver, British Columbia, exploring for nickel-copper-PGEs (platinum group metals) in Alaska.

Dr. Carlson received his Ph.D. through Dartmouth College in 1978, a M.Sc. from Michigan Technological University in 1974 and a B.Sc. from the University of Toronto in 1969, majoring in Geological Engineering.

Chris Bunka

Mr. Chris Bunka has served as one of our directors since November 2004. Mr. Bunka has devoted approximately 45% of his professional time to our business and intends to continue to devote this amount of time in the future, or more as required.

Since 1988, Mr. Bunka has been the CEO of CAB Financial Services Ltd., a private holding company located in Kelowna, Canada. He is a venture capitalist and corporate consultant. He was also a business commentator and had provided business updates to a Vancouver radio station, from 1998 to 2010. He has also written business and investment articles published in various North American publications.

From 1999 to 2002, Mr. Bunka was the President and CEO of Secure Enterprise Solutions (symbol SETP-OTC) (formerly Newsgurus.com, symbol NGUR-OTC). The company subsequently changed its name to Edgetech Services and traded on the OTC with the symbol EDGH. Newsgurus.com was a web-based media company. Secure Enterprise Solutions moved into Internet-based computer security products and services and was subsequently purchased by Edgetech Services. Mr. Bunka is a director of Defiance Capital Corp (symbol DEF-TSXV) and a director and officer of Lexaria Corp. (symbol LXRP-OTC and LXX-CNSX).

Executive Officers

Our executive officers are appointed by our board of directors and serve at the pleasure of our board of directors.

The names of our executive officers, their ages, positions held, and durations of such and a brief description of the backgrounds and business experiences for the past five years are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Robert McAllister	President and Director	50	November 2007
Chris Bunka	Chief Executive Officer and Director (Chairman)	49	November 2004
Bal Bhullar	Chief Financial Officer	41	October 9, 2009
Mark Snyder	Chief Technology Officer	57	October 9, 2009

Bal Bhullar, Chief Financial Officer

Ms. Bhullar brings over 19 years of diversified financial and risk management experience in both private and public companies, in the industries of high-tech, film, mining, marine, oil & gas, energy, transport, and spa industries. Among some of the areas of experience, Ms. Bhullar brings expertise in financial & strategic planning, operational & risk management, regulatory compliance reporting, business expansion, startup operations, financial modeling, program development, corporate financing, and corporate governance/internal controls. Previously, Ms. Bhullar has held various positions as President of BC Risk Management Association of BC, and served as Director and CFO of private and public companies. Currently, Ms. Bhullar serves as a Director and CFO for Bare Elegance Medspa, and is CFO and a Director of Lexaria Corp.

Ms. Bhullar is a Certified General Accountant and as well holds a CRM designation from Simon Fraser University and a diploma in Financial Management from British Columbia Institute of Technology.

Mark Snyder, Chief Technical Officer

In 1985 Mark Snyder developed one of California’s first large scale bio energy conversion projects where a significant client was enabled to produce electric power from agricultural waste and heat 20 acres of greenhouses for agriculture. Mark was selected by the Clinton Administration to serve on a White House Council addressing the needs of our National Electrical Infrastructure in anticipation of the Y2K Conversion.

Co-founded Clean Air USA and has partnered with Willie Nelson Biodiesel to bring clean alternative fuels to California. Mark helped champion Solar Rights in California. Using the appeal of the Green Ribbon Home™ and California’s Solar Rights Law, Mark has had success in changing the electric metering in parks to net metering, which has opened up the solar power market to millions of Californians that currently reside in master metered dwellings.

For information regarding Messrs McAllister and Bunka, see “Nominees” beginning on page 9.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any of our directors, officers, affiliates or any shareholder of more than 5% of any class of our voting securities, or any associate thereof is a party adverse to our company or any of our subsidiaries or has a material interest adverse to our company or our subsidiary.

Our directors, executive officers and control persons have not been involved in any of the following events during the past ten years:

1. A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2. Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4. Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

5. Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6. Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7. Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8. Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Corporate Governance

Public Availability of Corporate Governance Documents

Our key corporate governance document is our Code of Ethics which is:

  available in print to any stockholder who requests it from our President; and

  filed on EDGAR as an exhibit to our annual report on Form 10-KSB filed on November 29, 2007.

Code of Ethics

We adopted a Code of Ethics applicable to our senior financial officers and certain other finance executives, which is a "code of ethics" as defined by applicable rules of the SEC. Our Code of Ethics is attached as an exhibit to our Annual Report on Form 10-KSB filed on November 29, 2007. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

Meetings

Our board of directors held no formal meetings during the year ended August 31, 2010. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes and our Bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

It is our policy to invite directors to attend the annual meeting of stockholders. Three directors are expected to attend the 2010 stockholders meeting.

Committees of the Board of Directors

We currently do not have nominating, compensation committees or committees performing similar functions. There has not been any defined policy or procedure requirements for shareholders to submit recommendations or nomination for directors.

Audit Committee and Audit Committee Financial Expert

Currently our audit committee consists of our entire board of directors. Our board of directors has determined that it does not have a member of its board of directors (audit committee) that qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K. Only Dr. Gerald Carlson can be considered "independent" as the term is used in Rule 5605(a) of the Nasdaq Listing Rules and National Instrument 52-110, adopted by various Canadian securities commissions.

Our audit committee operates pursuant to a written charter adopted by our board of directors, a copy of which is attached as Schedule B to this Proxy Statement.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

Director Independence

We currently act with three directors, consisting of Christopher Bunka, Robert McAllister and Gerald Carlson. We have determined that Gerald Carlson is an “independent director” as defined in Rule 5605(a) of the Nasdaq Listing Rules.

Stockholder Communications with Our Board of Directors

Because of our company’s small size, we do not have a formal procedure for stockholder communication with our board of directors. In general, members of our board of directors and executive officers are accessible by telephone or mail. Any matter intended for our board of directors, or for any individual member or members of our board of directors, should be directed to our President with a request to forward the communication to the intended recipient.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended August 31, 2010, all filing requirements applicable to our executive officers, directors and persons who own more than 10% of our common stock were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Gerald Carlson	0	0	Nil
Chris Bunka	0	0	Nil
Robert McAllister	0	0	Nil
Bal Bhullar	0	0	Nil
Mark Snyder	0	0	Nil

Executive Compensation

The following table sets forth all compensation received during the two years ended August 31, 2010 by our Chief Executive Officer, Chief Financial Officer and each of the other most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year. These officers are referred to as the “named executive officers” in this proxy statement.

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended August 31, 2010; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, for our fiscal years ended August 31, 2010 and 2009, are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert McAllister(1) President and Director	2010 2009 2008	$62,900 $52,200 $18,000	Nil Nil Nil	Nil Nil Nil	$9,930 Nil $35,490	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$72,830 $52,200 $53,490
Chris Bunka Chief Executive Officer, Director and Former Chief Financial Officer	2010 2009 2008	$60,000(2) $45,000(2) Nil	Nil Nil Nil	Nil Nil Nil	$9,930 Nil $35,490	Nil Nil Nil	Nil Nil Nil	$10,628 $42,608 $25,130	$80,558 $87,608 $60,620
Bal Bhullar Chief Financial Officer	2010 2009 2008	$43,916 Nil Nil	Nil Nil Nil	Nil Nil Nil	$6,620 Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$50,536 Nil Nil
Mark Snyder Chief Technical Officer	2010 2009 2008	$11,000 Nil Nil	Nil Nil Nil	Nil Nil Nil	$6,620 Nil Nil	Nil Nil Nil	Nil Nil Nil	$8,815 Nil Nil	$26,435 Nil Nil

(1) On November 30, 2007, Mr. McAllister was appointed as our President and on April 14, 2008 he was appointed as a director.
(2) Salary compensation for Chris Bunka is accrued fees.

Employment and Consulting Agreements

We entered into a consulting agreement with Mr. Robert McAllister on December 1, 2007. During the term of this agreement, Mr. McAllister is to provide corporate administration and oil & gas exploration and production consulting services, such duties and responsibilities to include provision of oil and gas industry consulting services, strategic corporate and financial planning, management of the overall business operations of our company, and supervising office staff and exploration and oil & gas consultants. Mr. McAllister was reimbursed at the rate of $2,000 per month. On December 1, 2008, the consulting fee was increased to $5,000 per month. We may terminate this agreement without prior notice based on a number of conditions. Mr. McAllister may terminate the agreement at any time by giving 30 days written notice of his intention to do so.

On March 2, 2008, we entered into a controller agreement with CAB Financial Services, a corporation organized under the laws of the Province of British Columbia. CAB Financial Services is a consulting company controlled by the chairman of the board and chief executive officer of the Company. Pursuant to the controller agreement, CAB Financial Services will provide corporate accounting and controller services to the Company in consideration for the payment of CAD$3,675 (including $175 GST) per month. This agreement was terminated on October 9, 2009.

On December 1, 2008, we entered into a consulting agreement with CAB Financial Services, a corporation organized under the laws of the Province of British Columbia. CAB Financial Services is a consulting company controlled by the chairman of the board and the chief executive officer of the Company. A fee of $5,000 per month is accrued. We may terminate this agreement without prior notice based on a number of conditions. CAB Financial Services Ltd. May terminate the agreement at any time by giving 30 days written notice of his intention to do so.

On October 9, 2009, we entered into a consulting agreement with BKB Management Ltd, a corporation organized under the laws of the Province of British Columbia. BKB Management controlled by our Chief Financial Officer. A fee of CAD$4,675 including GST is paid per month. We may terminate this agreement without prior notice based on a number of conditions. BKB Management Ltd. May terminate the agreement at any time by giving 30 days written notice of his intention to do so.

On October 9, 2009, we entered into a consulting agreement with Mark Snyder pursuant to which he agreed to act as our Chief Technical Officer in consideration of a fee of $1,000 per month.

Other than as set out above, we have not entered into any employment or consulting agreements with any of our current officers, directors or employees.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of August 31, 2010:

Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert McAllister(1)	112,500 100,000 200,000	37,500		$0.20(2) $0.10 $0.10	2012/12/14 2014/10/22 2014/12/30
Chris Bunka	112,500 100,000 200,000	37,500		$0.20(2) $0.10 $0.10	2012/12/14 2014/10/22 2014/12/30
Bal Bhullar	100,000 100,000			$0.10 $0.10	2014/10/22 2014/12/30
Mark Snyder	100,000 100,000			$0.10 $0.10	2014/10/22 2014/12/30

(1) On November 30, 2007, Mr. McAllister was appointed as our President and on April 14, 2008 he was appointed as a director.
(2) On October 22, 2009, the exercise price was changed from $0.70 to $0.20.

Option exercises and stock vested table.

During our fiscal year ended August 31, 2010 there were no options exercised by our named officers.

Directors Compensation

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Gerald Carlson	Nil	Nil	$4,965	N/A	N/A	Nil	$4,965

Securities Authorized for Issuance under Equity Compensation Plans

We have no long-term incentive plans other than the stock option plans described below.

Stock Option Plans

On December 14, 2007, our board of directors approved our 2008 Stock Option Plan. Under the 2008 Stock Option Plan, options may be granted to our directors, officers, employees and consultants as determined by our board of directors. Pursuant to the Plan, we reserved for issuance 1,400,000 post share consolidation shares of our common stock (2,800,000 pre-consolidation shares). As at August 31, 2010, there were 510,000 shares of our common stock still available for grant under this plan. Subsequent to our year ended August 31, 2010, our board of directors granted the remaining share purchase options available under this plan.

On December 29, 2009, our board of directors approved our 2010 Equity Compensation Plan. Under the 2010 Plan, our board of directors can grant up to 2,000,000 options to our directors, officers, employees and consultants. The 2010 Plan was approved by our stockholders on February 5, 2010. As at August 31, 2010, there were 1,100,000 shares of our common stock still available for grant under this plan. Subsequent to our year ended August 31, 2010, our board of directors granted 500,000 share purchase options available under this plan.

As at the date of this Proxy Statement, there were no stock options exercised

Equity Compensation Plan Information

The following table sets forth certain information concerning all equity compensation plans previously approved by stockholders and all previous equity compensation plans not previously approved by stockholders, as of the most recently completed fiscal year.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column)
Equity compensation plans approved by security holders	650,000(1)	$0.10	1,350,000(1)
Equity compensation plans not approved by security holders	890,000(1)	$0.14(2)	510,000(1)

Total	1,540,000(1)	$0.14	1,860,000(1)

1 These figures do not include the 510,000 under the 2008 plan and 500,000 under the 2010 plan, stock options that were granted to directors and consultants on February 14, 2011.
2 On October 22, 2009, the exercise price of 390,000 stock options was re-priced to $0.20 per share.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our shares of common stock or other securities during our fiscal year ended August 31, 2010.

Transactions with Related Persons

Since the beginning of the year ended August 31, 2010, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years in which any of our directors, nominees for directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

Employment Agreements

For information regarding compensation for our executive officers and directors, see “Executive Compensation” beginning on page 13 and “Proposal 1” beginning on page 8 .

Proposal 2
Ratification of the Continued Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the continued appointment of Chang Lee LLP, as our independent registered public accounting firm for the fiscal year ending August 31, 2011 at a remuneration to be fixed by the Board.

Stockholder ratification of the continued appointment of Chang Lee LLP is not required under the Nevada corporate law, our bylaws or otherwise. However, our board of directors is submitting the continued appointment of Chang Lee LLP as our independent registered public accounting firm to our stockholders for ratification as a matter of corporate practice. If our stockholders fail to ratify the continued appointment, our board of directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of Chang Lee LLP are not expected to be present at the annual meeting. However, we will provide contact information for Chang Lee LLP to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holders will vote the proxies received by them for the ratification of the continued appointment of Chang Lee LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2011.

RESOLVED THAT the continued appointment of Chang Lee LLP as our independent registered public accounting firm is ratified, approved and confirmed and that the remuneration be fixed by the board.

Our Board of Directors recommends that you vote FOR the ratification of the continued appointment of Chang Lee LLP as our independent registered public accounting firm as our auditors for the fiscal year ending August 31, 2011 at a remuneration to be fixed by the Board.

Fees Paid to Our Independent Registered Public Accounting Firm

Audit fees

The aggregate fees billed for the most recently completed fiscal year ended August 31, 2010 and for fiscal year ended August 31, 2009 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended
	August 31, 2010	August 31, 2009
Audit Fees	$19,000	$17,350
Audit Related Fees	19,481	12,650
Tax Fees	Nil	Nil
All Other Fees	Nil	Nil
Total	$38,481	$30,000

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided by Chang Lee LLP for the fiscal years ended August 31, 2010 and August 31, 2009 in connection with statutory and regulatory filings or engagements.

Audit related Fees

There were $17,350 audit related fees paid to Chang Lee LLP for the fiscal year ended August 31, 2010 and $12,650 for the fiscal year ended August 31, 2009.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions. For the fiscal years ended August 31, 2010 and August 31, 2009, we did not use Chang Lee LLP for non-audit professional services or preparation of corporate tax returns.

We do not use Chang Lee LLP, for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Chang Lee LLP to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before our independent auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee (which consists of our entire board of directors); or

  entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors’ responsibilities to management.

Our board of directors (audit committee) pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the board of directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

Proposal 3
Approval of Consolidation of 2008 Stock Option Plan and 2010 Equity Compensation Plan Into One Plan and Approval of this New Plan (the “2011 Stock Option Plan”)

On February 14, 2011, our board of directors approved the consolidation of the 2008 Stock Option Plan and the 2010 Equity Compensation Plan into one plan referred to as the 2011 Stock Option Plan. Our board approved the consolidation of the plans for administrative and reporting efficiencies.

Although stockholder ratification of the 2011 Stock Option Plan is not required by our bylaws, our board is submitting the consolidation of the 2008 Stock Option Plan and the 2010 Equity Compensation Plan to stockholders as a matter of corporate practice. If stockholders fail to ratify the consolidation of the 2008 Stock Option Plan and the 2010 Equity Compensation Plan and the adoption of the 2011 Stock Option Plan,, our board will reconsider whether or not to consolidate the plans and adopt the new plan.

The purpose of the 2011 Stock Option Plan will continue to be to retain the services of valued key employees, directors, officers and consultants and to encourage such persons with an increased initiative to make contributions to our company.

The following is a summary of the principal terms of the 2011 Stock Option Plan and is qualified in its entirety by reference to the text of the 2011 Stock Option Plan, a copy of which is attached hereto Schedule A. The effective date of the 2011 Stock Option Plan will be determined upon receipt of approval of the 2011 Stock Option Plan by our stockholders at the Meeting.

We will be permitted to issue up to 4,720,348 shares of our common stock, or 20% of the currently issued and outstanding common shares less any common shares currently reserved for outstanding stock options, under the 2011 Stock Option Plan.

Incentive stock options may be granted to any individual who, at the time the stock option is granted, is an employee of our company or any related company (as defined in the 2011 Stock Option Plan). Non-qualified stock options may be granted to employees of our company or any related company and to such other persons who are not employees as the board of directors shall select, subject to applicable laws.

A few of the highlights of the 2011 Stock Option Plan are listed below:

a.

the number of common shares reserved for issue to any one person in any 12 month period under the 2011 Stock Option Plan may not exceed 5% of the outstanding common shares at the time of grant without Disinterested Shareholder Approval (as defined in the 2011 Stock Option Plan);

b.

the number of common shares reserved for issue to any Consultant (as defined in the 2011 Stock Option Plan) in any 12 month period under the 2011 Stock Option Plan may not exceed 2% of the outstanding common shares at the time of grant;

c.

the aggregate number of common shares reserved for issue to all Employees (as defined in the 2011 Stock Option Plan) conducting Investor Relations Activities (as defined in the 2011 Stock Option Plan) in any 12 month period under the 2011 Stock Option Plan may not exceed 2% of the outstanding common shares at the time of grant;

d.

the number of common shares issued to any one person within a 12 month period on the exercise of stock options may not exceed 5% of the outstanding common shares at the time of exercise without Disinterested Shareholder Approval;

e.	the exercise price per common share for a stock option may not be less than the Discounted Market Price (as defined in the 2011 Stock Option Plan);

f.	stock options may have a term not exceeding ten years;

g.	there is no longer any requirement that stock options terminate within specified periods of the optionee ceasing to be a director, officer, employee or consultant of the Corporation;

h.	stock options are non-assignable and non-transferable; and

i.

the 2011 Stock Option Plan contains provisions for adjustment in the number of common shares or other property issuable on exercise of stock options in the event of a share consolidation, split, reclassification or other relevant change in the common shares, or an amalgamation, merger or other relevant change in the Corporation's corporate structure, or any other relevant change in the Corporation's capitalization.

Pursuant to the board's authority to govern the implementation and administration of the 2011 Stock Option Plan, all previously granted and outstanding stock options shall be governed by the provisions of the 2011 Stock Option Plan.

REQUIRED VOTE

Stockholders will be asked to consider, and the Board, believing it to be in the best interests of our company, recommend that the stockholders approve, ratify and confirm the consolidation of the 2008 Stock Option Plan and the 2010 Equity Compensation Plan into one plan and approve the terms of this new plan referred to as the 2011 Stock Option Plan and the allotment and reservation of sufficient shares of common stock from treasury for issuance upon the exercise from time to time of options granted pursuant to the Plan. The 2011 Plan will be approved if the affirmative vote of at least a majority of the common stock present or represented at the Meeting and entitled to vote thereat are voted in favour of approving the 2011 Plan. The stockholders will be asked to pass the following resolution to approve the 2011 Equity Compensation Plan:

“RESOLVED THAT:

1.	The 2008 Stock Option Plan and the 2010 Equity Compensation Plan be consolidated into one plan.

2.	The 2011 Equity Compensation Plan be and is hereby approved.

3.

The Board of Directors be authorized to grant options under and subject to the terms and conditions of the Plan, which may be exercised to purchase up to 4,720,348 of the shares of common stock of the Company.

4.

The outstanding stock options which have been granted prior to the implementation of the Plan shall, for the purpose of calculating the number of stock options that may be granted under the Plan, be treated as options granted under the Plan.

5.

The directors and officers of the Company be authorized and directed to perform such acts and deeds and things and execute all such documents, agreements and other writings as may be required to give effect to the true intent of these resolutions.”

Our board of directors recommends that you vote FOR the consolidation of the 2008 Stock Option Plan and the 2010 Equity Compensation Plan into one plan and the approval of the 2011 Equity Compensation Plan.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set out below, no director, executive officer, or nominee for election as a director of the Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting, other than elections to office:

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Meeting of stockholders. To be eligible for inclusion in our 2012 proxy statement, your proposal must be received by us no later than 120 days before March 21, 2012 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2012 Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than 120 days before March 21, 2010. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement relating to our 2011 Meeting stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to Enertopia Corporation, at the address on the first page of this Proxy Statement to the attention of the President.

With respect to business to be brought before our annual meeting of stockholders to be held on April 14, 2011, we have received no notices from our stockholders that we were required to include in this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the United States Securities and Exchange Commission’s website at www.sec.gov. Additional information regarding the Company and its business activities is available on the SEDAR website located at www.sedar.com and at the Company’s website located at http://www.goldenaria.com. The Company’s financial information is provided in the Company’s audited financial statements and related management discussion and analysis for its most recently completed financial year end may be viewed on the SEDAR website.

OTHER MATTERS

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named on the proxy to vote the shares represented by the proxy on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

“Christopher Bunka”
Christopher Bunka
Chairman of the Board

March 7, 2011

Schedule A

ENERTOPIA CORPORATION

2011 STOCK OPTION PLAN

ENERTOPIA CORPORATION

2011 STOCK OPTION PLAN

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1    Defined Terms

For the purposes of this Plan, the following terms shall have the following meanings:

(a)	"Affiliate" has the meaning ascribed thereto by the Exchange;

(b)	"Board" means the Board of Directors of the Corporation or, as applicable, a committee consisting of not less than 3 Directors of the Corporation duly appointed to administer this Plan;

(c)	"Common Shares" means the common shares of the Corporation;

(d)	"Consultant" means an individual who:

	(i)	provides ongoing consulting, technical, management or other services to the Corporation or an Affiliate under a written contract with the Corporation or the Affiliate,

	(ii)	possesses technical, business or management expertise of value to the Corporation or an Affiliate,

	(iii)	in the opinion of the Corporation, spends or will spend a reasonable amount of time and attention on the business and affairs of the Corporation or an Affiliate, and

	(iv)	has a relationship with the Corporation or an Affiliate that enables the Consultant to be knowledgeable about the business and affairs of the Corporation or the Affiliate,

and includes a company of which a Consultant is an employee or shareholder and a partnership of which a Consultant is an employee or partner;

(e)	"Corporation" means Enertopia Corporation and its successor entities;

(f)	"Director" means a director of the Corporation or of an Affiliate;

(g)	"Disinterested Shareholder Approval" has the meaning ascribed thereto by the Exchange;

(h)	"Eligible Person" means a Director, Officer, Employee or Consultant, and includes an issuer all the voting securities of which are owned by Eligible Persons;

(i)	"Employee" means an individual who:

(i) is considered an employee of the Corporation or an Affiliate under the Income Tax Act, i.e. for whom income tax, employment insurance and Canada Pension Plan deductions must be made at source,

(ii)

works full-time for the Corporation or an Affiliate providing services normally provided by an employee and who is subject to the same control and direction by the Corporation or the Affiliate over the details and method of work as an employee of the Corporation or the Affiliate, but for whom income tax deductions are not made at source, or

(iii)

works for the Corporation or an Affiliate on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Corporation or the Affiliate over the details and method of work as an employee of the Corporation or the Affiliate, but for whom income tax deductions are not made at source;

(j)	"Exchange" means the Canadian National Stock Exchange, any successor entity and any Canadian stock exchange where the Corporation’s common shares are then listed;

(k)	"Expiry Date" means the last day of the term for an Option, as set by the Board at the time of grant in accordance with Section 5.2 and, if applicable, as amended from time to time;

(l)	"Insider" has the meaning ascribed thereto by the Exchange;

(m)	"Incentive Stock Option" shall mean an option granted pursuant to the Incentive Stock Option provisions as set forth in Article 8.

(n)	"Investor Relations Activities" has the meaning ascribed thereto by the Exchange;

(o)

"Management Company Employee" means an individual who is employed by a person providing management services to the Corporation or an Affiliate which are required for the ongoing successful operation of the business enterprise of the Corporation or the Affiliate, but excluding a person providing Investor Relations Activities;

(p)	"Officer" means an officer of the Corporation or of an Affiliate, and includes a Management Company Employee;

(q)	"Option" means an option to purchase Common Shares pursuant to this Plan;

(r)

"Other Share Compensation Arrangement" means, other than this Plan and any Options, any stock option plan, stock options, employee stock purchase plan or other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares, including but not limited to a purchase of Common Shares from treasury which is financially assisted by the Corporation by way of loan, guarantee or otherwise;

(s)	"Participant" means an Eligible Person who has been granted an Option;

(t)	"Plan" means this Stock Option Plan.

1.2    Interpretation

(a)	References to the outstanding Common Shares at any point in time shall be computed on a non-diluted basis.

ARTICLE 2
ESTABLISHMENT OF PLAN

2.1    Purpose

The purpose of this Plan is to advance the interests of the Corporation, through the grant of Options, by:

(a)	providing an incentive mechanism to foster the interest of Eligible Persons in the success of the Corporation and its Affiliates;

(b)	encouraging Eligible Persons to remain with the Corporation or its Affiliates; and

(c)	attracting new Directors, Officers, Employees and Consultants.

2.2    Shares Reserved

The aggregate number of Common Shares that may be reserved, allotted and issued pursuant to Options shall not exceed 4,720,348 Common Shares, LESS the aggregate number of Common Shares then reserved for issuance pursuant to any Other Share Compensation Arrangement. For greater certainty, if an Option is surrendered, terminated or expires without being exercised, the Common Shares reserved for issuance pursuant to such Option shall be available for new Options granted under this Plan.

(a)

If there is a change in the outstanding Common Shares by reason of any share consolidation or split, reclassification or other capital reorganization, or a stock dividend, arrangement, amalgamation, merger or combination, or any other change to, event affecting, exchange of or corporate change or transaction affecting the Common Shares, the Board shall make, as it shall deem advisable and subject to the requisite approval of the relevant regulatory authorities, appropriate substitution and/or adjustment in:

	(i)	the number and kind of shares or other securities or property reserved or to be allotted for issuance pursuant to this Plan;

(ii)

the number and kind of shares or other securities or property reserved or to be allotted for issuance pursuant to any outstanding unexercised Options, and in the exercise price for such shares or other securities or property; and

	(iii)	the vesting of any Options, including the accelerated vesting thereof on conditions the Board deems advisable,

and if the Corporation undertakes an arrangement or is amalgamated, merged or combined with another corporation, the Board shall make such provision for the protection of the rights of Participants as it shall deem advisable.

(b)

No fractional Common Shares shall be reserved for issuance under this Plan and the Board may determine the manner in which an Option, insofar as it relates to the acquisition of a fractional Common Share, shall be treated.

(c)	The Corporation shall, at all times while this Plan is in effect, reserve and keep available such number of Common Shares as will be sufficient to satisfy the requirements of this Plan.

2.3    Non-Exclusivity

Nothing contained herein shall prevent the Board from adopting such other incentive or compensation arrangements as it shall deem advisable.

2.4    Effective Date

This Plan shall be subject to the approval of any regulatory authority whose approval is required. Any Options granted under this Plan prior to such approvals being given shall be conditional upon such approvals being given, and no such Options may be exercised unless and until such approvals are given.

ARTICLE 3
ADMINISTRATION OF PLAN

3.1    Administration

(a)	This Plan shall be administered by the Board. Subject to the provisions of this Plan, the Board shall have the authority:

(i)

to determine the Eligible Persons to whom Options are granted, to grant such Options, and to determine any terms and conditions, limitations and restrictions in respect of any particular Option grant, including but not limited to the nature and duration of the restrictions, if any, to be imposed upon the acquisition, sale or other disposition of Common Shares acquired upon exercise of the Option, and the nature of the events and the duration of the period, if any, in which any Participant's rights in respect of an Option or Common Shares acquired upon exercise of an Option may be forfeited;

(ii)

to interpret the terms of this Plan, to make all such determinations and take all such other actions in connection with the implementation, operation and administration of this Plan, and to adopt, amend and rescind such administrative guidelines and other rules and regulations relating to this Plan, as it shall from time to time deem advisable, including without limitation for the purpose of ensuring compliance with Section 3.3 hereof.

(b)	The Board's interpretations, determinations, guidelines, rules and regulations shall be conclusive and binding upon the Corporation, Eligible Persons, Participants and all other persons.

3.2    Amendment, Suspension and Termination

The Board may amend, subject to the approval of any regulatory authority whose approval is required, suspend or terminate this Plan or any portion thereof. No such amendment, suspension or termination shall alter or impair any outstanding unexercised Options or any rights without the consent of such Participant. If this Plan is suspended or terminated, the provisions of this Plan and any administrative guidelines, rules and regulations relating to this Plan shall continue in effect for the duration of such time as any Option remains outstanding.

3.3    Compliance with Legislation

(a)

This Plan, the grant and exercise of Options hereunder and the Corporation's obligation to sell, issue and deliver any Common Shares upon exercise of Options shall be subject to all applicable federal, provincial and foreign laws, policies, rules and regulations, to the policies, rules and regulations of any stock exchanges or other markets on which the Common Shares are listed or quoted for trading and to such approvals by any governmental or regulatory agency as may, in the opinion of counsel to the Corporation, be required. The Corporation shall not be obligated by the existence of this Plan or any provision of this Plan or the grant or exercise of Options hereunder to sell, issue or deliver Common Shares upon exercise of Options in violation of such laws, policies, rules and regulations or any condition or requirement of such approvals.

(b)

No Option shall be granted and no Common Shares sold, issued or delivered hereunder where such grant, sale, issue or delivery would require registration or other qualification of this Plan or of the Common Shares under the securities laws of any foreign jurisdiction, and any purported grant of any Option or any sale, issue and delivery of Common Shares hereunder in violation of this provision shall be void. In addition, the Corporation shall have no obligation to sell, issue or deliver any Common Shares hereunder unless such Common Shares shall have been duly listed, upon official notice of issuance, with all stock exchanges on which the Common Shares are listed for trading.

(c)

Common Shares sold, issued and delivered to Participants pursuant to the exercise of Options shall be subject to restrictions on resale and transfer under applicable securities laws and the requirements of any stock exchanges or other markets on which the Common Shares are listed or quoted for trading, and any certificates representing such Common Shares shall bear, as required, a restrictive legend in respect thereof.

ARTICLE 4
OPTION GRANTS

4.1    Eligibility and Multiple Grants

Options shall only be granted to Eligible Persons. An Eligible Person may receive Options on more than one occasion and may receive separate Options, with differing terms, on any one or more occasions.

4.2    Option Agreement

Every Option shall be evidenced by an option agreement executed by the Corporation and the Participant, which shall, if the Participant is an Employee, Consultant or Management Company Employee, contain a representation and warranty by the Corporation and such Participant that such Participant is a bona fide Employee, Consultant or Management Company Employee, as the case may be, of the Corporation or an Affiliate. In the event of any discrepancy between this Plan and an option agreement, the provisions of this Plan shall govern.

4.3    Limitation on Grants and Exercises

(a)	To any one person. The number of Common Shares reserved for issuance to any one person in any 12 month period under this Plan and any Other Share Compensation Arrangement shall n

(b)	ot exceed 5% of the outstanding Common Shares at the time of the grant, unless the Corporation has obtained Disinterested Shareholder Approval to exceed such limit.

(c)

To Consultants. The number of Common Shares reserved for issuance to any one Consultant in any 12 month period under this Plan and any Other Share Compensation Arrangement shall not exceed 2% of the outstanding Common Shares at the time of the grant.

(d)

To persons conducting Investor Relations Activities. The aggregate number of Common Shares reserved for issuance to all employees conducting Investor Relations Activities in any 12 month period under this Plan and any Other Share Compensation Arrangement shall not exceed 2% of the outstanding Common Shares at the time of the grant.

(e)	To Insiders. Unless the Corporation has received Disinterested Shareholder Approval to do so:

(i)

the aggregate number of Common Shares reserved for issuance to Insiders under this Plan and any Other Share Compensation Arrangement shall not exceed 10% of the outstanding Common Shares at the time of the grant;

(ii)

the aggregate number of Common Shares reserved for issuance to Insiders in any 12 month period under this Plan and any Other Share Compensation Arrangement shall not exceed 10% of the outstanding Common Shares at the time of the grant.

(f)

Exercises. Unless the Corporation has received Disinterested Shareholder Approval to do so, the number of Common Shares issued to any person within a 12 month period pursuant to the exercise of Options granted under this Plan and any Other Share Compensation Arrangement shall not exceed 5% of the outstanding Common Shares at the time of the exercise.

(g)

Exclusion. For purposes of subsections (d) and (e) herein, any Common Shares reserved for issuance or issued to any person pursuant to this Plan and any Other Share Compensation Arrangement prior to the person becoming an Insider shall be excluded for purposes of the calculations in subsections (d) and (e) herein.

ARTICLE 5
OPTION TERMS

5.1    Exercise Price

(a)

The exercise price per Common Share for an Option shall not be less than the "Discounted Market Price", as calculated pursuant to the policies of the Exchange, or such other minimum price as may be required or permitted by the Exchange.

(b)

If Options are granted within ninety days of a distribution by the Corporation by prospectus, then the exercise price per Common Share for such Option shall not be less than the greater of the minimum exercise price calculated pursuant to subsection (a) herein and the price per Common Share paid by the public investors for Common Shares acquired pursuant to such distribution. Such ninety day period shall begin:

	(i)	on the date the final receipt is issued for the final prospectus in respect of such distribution; and

	(ii)	in the case of a prospectus that qualifies special warrants, on the closing date of the private placement in respect of such special warrants.

5.2    Expiry Date

Every Option shall have a term not exceeding and shall therefore expire no later than 10 years after the date of grant.

5.3    Vesting

(a)	Subject to the subsection (b) herein and otherwise in compliance with the policies of the Exchange, the Board shall determine the manner in which an Option shall vest and become exercisable.

(b)	Options granted to Consultants performing Investor Relations Activities shall vest over a minimum of 12 months with no more than 1/4 of such Options vesting in any 3 month period.

5.4    Non-Assignability

Options may not be assigned or transferred.

5.5    Ceasing to be Eligible Person

(a)

If a Participant who is an Officer, Employee or Consultant is terminated for cause, each Option held by such Participant shall terminate and shall therefore cease to be exercisable upon such termination for cause.

(b)

If a Participant dies prior to otherwise ceasing to be an Eligible Person, each Option held by such Participant shall terminate and shall therefore cease to be exercisable no later than the earlier of the Expiry Date and the date which is six months after the date of the Participant's death, always provided that the Board may, in its discretion, extend the date of such termination and the resulting period in which such Option remains exercisable to a date not exceeding the earlier of the Expiry Date and the date which is twelve months after the date of the Participant's death.

(c)

If a Participant ceases to be an Eligible Person other than in the circumstances set out in subsection (a) or (b) herein, each Option held by such Participant shall terminate and shall therefore cease to be exercisable no later than the earlier of the Expiry Date and the date which is 30 days after such event, always provided that the Board may, in its discretion, extend the date of such termination and the resulting period in which such Option remains exercisable to a date not exceeding the earlier of the Expiry Date and the date which is twelve months after such event, and further provided that the Board may, in its discretion, on a case-by-case basis and only with the approval of the Exchange, further extend the date of such termination and the resulting period in which such Option remains exercisable to a date exceeding the date which is after twelve months of such event.

(d)

For greater certainty, if a Participant dies, each Option held by such Participant shall be exercisable by the legal representative of such Participant until such Option terminates and therefore ceases to be exercisable pursuant to the terms of this Section.

(e)

If any portion of an Option is not vested at the time a Participant ceases, for any reason whatsoever, to be an Eligible Person, such unvested portion of the Option may not be thereafter exercised by the Participant or its legal representative, as the case may be, always provided that the Board may, in its discretion, thereafter permit the Participant or its legal representative, as the case may be, to exercise all or any part of such unvested portion of the Option that would have vested prior to the time such Option otherwise terminates and therefore ceases to be exercisable pursuant to the terms of this Section. For greater certainty, and without limitation, this provision will apply regardless of whether the Participant ceased to be an Eligible Person voluntarily or involuntarily, was dismissed with or without cause, and regardless of whether the Participant received compensation in respect of dismissal or was entitled to a notice of termination for a period which would otherwise have permitted a greater portion of an Option to vest.

ARTICLE 6
EXERCISE PROCEDURE

6.1    Exercise Procedure

An Option may be exercised from time to time, and shall be deemed to be validly exercised by the Participant only upon the Participant's delivery to the Corporation at its registered office:

(a)	a written notice of exercise addressed to the Corporate Secretary of the Corporation, specifying the number of Common Shares with respect to which the Option is being exercised;

(b)	the originally signed option agreement with respect to the Option being exercised;

(c)	a certified cheque or bank draft made payable to the Corporation for the aggregate exercise price for the number of Common Shares with respect to which the Option is being exercised; and

(d)

documents containing such representations, warranties, agreements and undertakings, including such as to the Participant's future dealings in such Common Shares, as counsel to the Corporation reasonably determines to be necessary or advisable in order to comply with or safeguard against the violation of the laws of any jurisdiction;

and on the business day following, the Participant shall be deemed to be a holder of record of the Common Shares with respect to which the Option is being exercised, and thereafter the Corporation shall, within a reasonable amount of time, cause certificates for such Common Shares to be issued and delivered to the Participant.

ARTICLE 7
AMENDMENT OF OPTIONS

7.1    Consent to Amend

The Board may amend any Option with the consent of the affected Participant and the Exchange, including any shareholder approval required by the Exchange. For greater certainty, Disinterested Shareholder Approval is required for any reduction in the exercise price of an Option if the Participant is an Insider at the time of the proposed amendment.

7.2    Amendment Subject to Approval

If the amendment of an Option requires regulatory or shareholder approval, such amendment may be made prior to such approvals being given, but no such amended Options may be exercised unless and until such approvals are given.

ARTICLE 8
INCENTIVE STOCK OPTIONS

8.1    Definitions – specific for Article 8

(a)	“Code” shall mean the Internal Revenue Code of 1986. As it may be amended from time to time;

(b)	"Consultants" shall mean individuals or entities who provide services to the Corporation who are not Employees or Directors.

(c)	"Directors" shall mean those members of the Board of Directors of the Corporation who are not Employees.

(d)

"Disability" shall mean a medically determinable physical or mental condition which causes an Employee, Director or Consultant to be unable to engage in any substantial gainful activity and which can be expected to result in death or to be of long-continued and indefinite duration.

(e)	"Employee" shall mean any common law employee, including officers, of the Corporation as determined under the Code and the Treasury Regulations thereunder.

(f)

"Fair Market Value" with regards to the grant of Stock Options shall mean (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sales prices for the Stock on such date, or, if no such prices are reported for such day, then on the next preceding day on which there were reported prices; (ii) if the Stock is not listed on a national securities exchange, the closing price for the shares on such date, or if no such prices are reported for such day, then on the next preceding day on which there were reported prices; or (iii) as determined in good faith by the Board. “Fair Market Value” with regards to Stock Awards shall be determined by the Board, in good faith and in its sole discretion.

8.2    Granting of Incentive Stock Options.

(a)

Only Employees of the Corporation shall be eligible to receive Incentive Stock Options under the Plan. Officers, Directors and Consultants of the Corporation who are not also Employees shall not be eligible to receive Incentive Stock Options.

(b)

The purchase price of each share of Stock subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted; provided, however, that the purchase price of each share of Stock subject to an Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted.

(c)

No Incentive Stock Option shall be exercisable more than ten years from the date the Incentive Stock Option was granted; provided, however, that an Incentive Stock Option granted to a Ten Percent Shareholder shall not be exercisable more than five years from the date the Incentive Stock Option was granted.

(d)	The Board shall determine and designate from time to time those Employees who are to be granted Incentive Stock Options and specify the number of shares subject to each Incentive Stock Option.

(e)

The Board, in its sole discretion, shall determine whether any particular Incentive Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Incentive Stock Option is exercisable. Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee or necessary to qualify its grants under the provisions of Section 422 of the Code.

(f)

The Board may grant at any time new Incentive Stock Options to an Employee who has previously received Incentive Stock Options or other options whether such prior Incentive Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Incentive Stock Options. The purchase price of the new Incentive Stock Options may be established by the Committee without regard to the existing Incentive Stock Options or other options.

(g)

Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year (under all such plans of the Grantee's employer corporation and its parent and subsidiary corporation) shall not exceed $100,000.

8.3    Exercise of Incentive Stock Options.

The option price of an Incentive Stock Option shall be payable on exercise of the option (i) in cash or by check, bank draft or postal or express money order, (ii) by the surrender of Stock then owned by the grantee, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, or (iv) any combination of the foregoing; provided, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law. Shares of Stock so surrendered in accordance with clause (ii) or (iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Board may determine.

8.4    Termination of Employment.

(a)

If a grantee's employment with the Corporation is terminated other than by Disability or death, the terms of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or three months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

(b)

If a Grantee's employment with the Corporation is terminated by reason of Disability, the term of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

(c)

If a Grantee's employment with the Corporation is terminated by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months after such date of death, to exercise any then outstanding Incentive Stock Options in whole or in part. If a Grantee dies without having fully exercised any then outstanding Incentive Stock Options, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

ARTICLE 9
MISCELLANEOUS

9.1    No Rights as Shareholder

Nothing in this Plan or any Option shall confer upon a Participant any rights as a shareholder of the Corporation with respect to any of the Common Shares underlying an Option unless and until such Participant shall have become the holder of such Common Shares upon exercise of such Option in accordance with the terms of the Plan.

9.2    No Right to Employment

Nothing in this Plan or any Option shall confer upon a Participant any right to continue in the employ of the Corporation or any Affiliate or affect in any way the right of the Corporation or any Affiliate to terminate the Participant's employment, with or without cause, at any time; nor shall anything in the Plan or any Option be deemed or construed to constitute an agreement, or an expression of intent, on the part of the Corporation or any Affiliate to extend the employment of any Participant beyond the time which the Participant would normally be retired pursuant to the provisions of any present or future retirement plan of the Corporation or any Affiliate, or beyond the time at which he would otherwise be retired pursuant to the provisions of any contract of employment with the Corporation or any Affiliate.

9.3    Governing Law

This Plan, all option agreements, the grant and exercise of Options hereunder, and the sale, issue and delivery of Common Shares hereunder upon exercise of Options shall be, as applicable, governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Courts of the Province of British Columbia shall have the exclusive jurisdiction to hear and decide any disputes or other matters arising herefrom.

Schedule B

ENERTOPIA CORPORATION

AUDIT COMITTEE CHARTER

AUDIT COMMITTEE

The Audit Committee's Charter

The primary function of the audit committee (the "Committee") is to assist the Company’s Board of Directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

  serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements;

  review and appraise the performance of the Company’s external auditors; and

  provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board of Directors.

Composition

The Committee shall be comprised of a minimum three directors as determined by the Board of Directors. If the Company ceases to be a “venture issuer” (as that term is defined in National Instrument 52-110), then all of the members of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

If the Company ceases to be a “venture issuer” (as that term is defined in National Instrument 52-110), then all members of the Committee shall have accounting or related financial management expertise. All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices. For the purposes of the Company's Audit Committee Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company's financial statements.

The members of the Committee shall be elected by the Board of Directors at its first meeting following the annual shareholders’ meeting. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet a least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

  review and update this Audit Committee Charter annually; and

  review the Company's financial statements, MD&A and any annual and interim earnings press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors.

External Auditors

  review annually, the performance of the external auditors who shall be ultimately accountable to the Company’s Board of Directors and the Committee as representatives of the shareholders of the Company;

  obtain annually, a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard 1;

  review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors;

  take, or recommend that the Company’s full Board of Directors take appropriate action to oversee the independence of the external auditors, including the resolution of disagreements between management and the external auditor regarding financial reporting;

  recommend to the Company’s Board of Directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval;

  recommend to the Company’s Board of Directors the compensation to be paid to the external auditors;

  at each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company's financial statements;

  review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;

  review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements; and

  review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors. The pre- approval requirement is waived with respect to the provision of non-audit services if:

    the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided, such services were not recognized by the Company at the time of the engagement to be non- audit services, and such services are promptly brought to the attention of the Committee by the Company and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

    Provided the pre-approval of the non-audit services is presented to the Committee's first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

Financial Reporting Processes

  in consultation with the external auditors, review with management the integrity of the Company's financial reporting process, both internal and external;

  consider the external auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

  consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management;

  review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments;

  following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

  review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements;

  review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented;

  review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;

  review certification process;

  establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

  establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other

  review any related-party transactions;

  engage independent counsel and other advisors as it determines necessary to carry out its duties; and

  to set and pay compensation for any independent counsel and other advisors employed by the Committee.”

Composition

The Company’s Audit Committee is currently comprised of three directors, Christopher Bunka, Robert McAllister and Gerald Carlson. As defined in NI 52-110, the Company does not have a director that is “independent. Also as defined in NI 52-110, Christopher Bunka is considered to be “financially literate”.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Company’s Board of Directors has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110 in whole or in part.

Pre-Approval Policies and Procedures

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Company’s Board of Directors, and where applicable by the Audit Committee, on a case-by-case basis.

Exemption

The Company is relying on the exemption provided by section 6.1 of NI 52-110 which provides that the Company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

Proxy

ANNUAL GENERAL MEETING (the “Meeting”) OF SHAREHOLDERS OF ENERTOPIA CORPORATION. (the “Corporation”)		RESOLUTIONS (For full details of each item, please see the accompanying Proxy Statement)

TO BE HELD AT SUITE 950-1130 WEST PENDER STREET, VANCOUVER, B.C., ON THURSDAY, APRIL 14, 2011, AT 10:00 A.M. (PACIFIC TIME).			For	Against	Abstain
	1.	To appoint Chang Lee LLP, Chartered Accountants, as the auditors of the Corporation for the ensuing year, at a remuneration to be fixed by the directors.	[ ]	[ ]	[ ]

The undersigned shareholder (“Registered Shareholder”) of the Corporation hereby appoints, Robert McAllister, the President of the Corporation, or failing him, Chris Bunka, the Chief Executive Officer of the Corporation, or in the place of the foregoing, ___________________________ (print the name), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting, and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the Meeting, or any adjournment thereof.

			For	Against	Abstain
	2.	To elect the following persons as directors of the Corporation for the ensuing year:

		(a) Robert McAllister	[ ]	[ ]	[ ]
		(b) Chris Bunka	[ ]	[ ]	[ ]
		(c) Gerald Carson	[ ]	[ ]	[ ]

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Corporation registered in the name of the Registered Shareholder as specified herein. The Registered Shareholder hereby revokes any proxy previously given.	3.	To consolidate the 2008 Stock Option Plan and the 2010 Equity Compensation Plan into one plan and approve the Corporation’s 2011 Stock Compensation Plan	For [ ]	Against [ ]	Abstain [ ]

REGISTERED SHAREHOLDER SIGN HERE:

X__________________________________________________________________ SIGNATURE IF JOINTLY HELD ______________________________________	When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in the corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATE SIGNED:_____________________________________________________
THIS PROXY MUST BE SIGNED AND DATED.

PRINT NAME:______________________________________________________		SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

This Proxy is solicited by the Management of the Corporation.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the Corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by the Corporation.

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineer before the Meeting begins.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

  appoint one of the designated persons named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote.

OR

  appoint another proxyholder, who need not be a Registered Shareholder of the Corporation, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Holder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. If no designation in favour of or against any matter set out above is made, the management designees, if named as proxy, will vote “FOR” all matters set out herein. This form of proxy confers discretionary authority upon the management designees or other persons named as proxy with respect to any amendment or variation of any of the proposals set out above or other matters which may properly come before the Meeting.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineer before the commencement of the Meeting and revoke, in writing, all prior proxies.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, voting instructions must be DEPOSITED at the Corporation’s transfer agent, Nevada Agency and Transfer Company, by mail or by fax, at any time up 48 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting. The Chair of the Meeting has the discretion to accept proxies received less than 48 hours prior to the Meeting. Proxies may be transmitted by facsimile or telecopy.

Voting by mail:
Nevada Agency and Transfer Company
50 West Liberty Street, Suite 880
Reno, Nevada 89501
Fax: (775) 322-5623